Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Agreement”), dated as of May 22, 2008, is made by and among TEMPLE-INLAND INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 28, 2005, as amended by that certain Amendment No. 1 to Credit Agreement and Extension of Maturity Date dated as of September 11, 2006 and that certain Amendment No. 2 to Credit Agreement dated as of September 28, 2007 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit subfacility; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below and the Administrative Agent and the Lenders hereto, subject to the terms and conditions contained herein, are willing to effect such amendments on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.        Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)      The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the chart titled “Applicable Rate” in the definition thereof in its entirety and replacing it with the following chart in lieu thereof:

Applicable Rate

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Eurodollar Rate + –––––––––– Letters of Credit	Base Rate +
1	A-/A3 or better	0.30%	0.70%	0.00%
2	BBB+/Baa1	0.45%	0.925%	0.00%
3	BBB/Baa2	0.50%	1.00%	0.00%
4	BBB-/Baa3	0.55%	1.45%	0.45%
5	BB+/Ba1	0.65%	1.85%	0.85%
6	BB/Ba2 or worse	0.75%	2.25%	1.25%

(b)      The definition of “Gross Interest Expense” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following in lieu thereof:

““Gross Interest Expense” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis based on the Parent Company Financial Statements, interest expense for such period (including all commissions, discounts, fees and other charges under letters of credit and similar instruments, but specifically excluding any interest expense related to the Monetization SPV) classified and accounted for as interest expense in accordance with GAAP.”

(c)      The definition of “Interest Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following in lieu thereof:

““Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDDA for the period of the four of the five prior fiscal quarters of the Borrower ending on such date, as selected by the Borrower, to (b) Net Interest Expense for such selected period of four fiscal quarters of the Borrower; provided, however, for purposes of calculating the Interest Coverage Ratio, the Borrower may not apply the EBITDDA or Net Interest Expense for the fiscal quarter of the Borrower ending on December 29, 2007, but, provided, further, for the fiscal quarters of the Borrower ending on March 29, 2008, June 28, 2008, September 27, 2008 and January 3, 2009 only, the Borrower may instead substitute the EBITDDA and Net Interest Expense for the fiscal quarter of the Borrower ending on September 29, 2007 in lieu of the EBITDDA and Net Interest Expense for the fiscal quarter of the Borrower ending on December 29, 2007.”

(d)      The definition of “Net Interest Expense” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following in lieu thereof:

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““Net Interest Expense” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis based on the Parent Company Financial Statements for such period (a) Gross Interest Expense for such period, less (b) interest income (but specifically excluding any interest income related to the Monetization SPV) for such period determined in accordance with GAAP, less (c) an amount equal to $12,500,000 for each quarter that the Borrower owned the businesses listed in Schedule 7.02 that is included in the calculation for such period beginning March 29, 2008.”

(e)      The definition of “Total Capitalization” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following in lieu thereof:

““Total Capitalization” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis based on the Parent Company Financial Statements, the sum of Funded Indebtedness plus the total shareholders’ equity (but specifically excluding accumulated other comprehensive income or loss) of the Borrower and its consolidated Subsidiaries, determined in accordance with GAAP; provided that the effect of any changes to GAAP related to any Plan, Multi-Employer Plan or Pension Plans shall be eliminated.”

(f)        Section 7.09 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following in lieu thereof:

“7.09   Leverage Ratio. The Borrower shall not permit the Leverage Ratio at any time to be greater than 0.70 to 1.00.”

(g)      Exhibit C to the Credit Agreement (“Form of Compliance Certificate”) is hereby amended by deleting such Exhibit in its entirety and replacing it with the Exhibit C attached hereto.

2.        Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement provided in Section 1 hereof are each subject to the satisfaction of the following conditions precedent:

(a)       the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)        four (4) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(ii)      such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

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(iii)      a duly completed Compliance Certificate, prepared as of the last day of the fiscal quarter of the Borrower ended March 29, 2008, signed by a Responsible Officer of the Borrower giving effect to the amendments herein; and

(b)       both (i) an upfront fee to each Lender executing this Agreement by 5:00 p.m. (New York, New York time) on May 21, 2008, for the account of each such Lender, paid to the Administrative Agent, equal to twelve and one-half basis points (12.5 “bps”) multiplied by each such Lender’s Commitment immediately prior to the effective date of this Agreement; and (ii) all other fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.        Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)       The representations and warranties made by the Borrower in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 3(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; provided that the representations and warranties set forth in Sections 5.05(a)(iii) and 5.05(c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clause (a) or clause (b) of Section 6.01 of the Credit Agreement, whichever is more recent;

(b)       Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)       This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)       No Default or Event of Default has occurred and is continuing either before or after giving effect to the amendments.

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4.        Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.        Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

7.        Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

8.        Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.        References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

TEMPLE-INLAND INC.

By: /s/ David W. Turpin
Name: David W. Turpin
Title:	Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By: /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ Michael L. Letson, Jr.
Name: Michael L. Letson, Jr.
Title:	Vice President

BNP PARIBAS

By: /s/ Rick Pace
Name: Rick Pace
Title:	Managing Director

By: /s/ Shayn March
Name: Shayn March
Title:	Managing Director

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THE BANK OF NOVA SCOTIA

By: /s/ James Forward
Name: James Forward
Title:	Managing Director

CALYON NEW YORK BRANCH

By: /s/ Rod Hurst
Name: Rod Hurst
Title:	Managing Director

By: /s/ Pascale Arnaud
Name: Pascale Arnaud
Title:	Managing Director

CITIBANK, N.A.

By: /s/ Rob Jokhai
Name: Rob Jokhai
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Peter S. Predun
Name: Peter S. Predun
Title:	Executive Director

KBC BANK N.V.

By: /s/ William Cavanaugh
Name: William Cavanaugh
Title:	Vice President

By: /s/ Thomas G. Jackson
Name: Thomas G. Jackson
Title:	First Vice President

Amendment No. 3 to Credit Agreement
Temple-Inland Inc.
Signature Page

KEYBANK NATIONAL ASSOCIATION

By: /s/ Marcel Fournier
Name: Marcel Fournier
Title:	Vice President

MIZUHO CORPORATE BANK, LTD.

By: /s/ Raymond Ventura
Name: Raymond Ventura
Title:	Deputy General Manager

NORTHWEST FARM CREDIT SERVICES PCA

By: /s/ Jim D. Allen
Name: Jim D. Allen
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Dorothy G.W. Brailer
Name: Dorothy G.W. Brailer
Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By: /s/ Brett Delfino
Name: Brett Delfino
Title:	Executive Director

By: /s/ Thomas K. Martin
Name: Thomas K. Martin
Title:	Vice President

Amendment No. 3 to Credit Agreement
Temple-Inland Inc.
Signature Page

                                                                                                REGIONS BANK

By: /s/ Robin Ingram
Name: Robin Ingram
Title:	Sr. Vice President

SUNTRUST BANK

By: /s/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler
Title:	Vice President

UBS LOAN FINANCE LLC

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title:	Associate Director

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title:	Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Dean Adansi
Name: Dean Adansi
Title:	Vice President

WESTLB AG

By: /s/ Salvatore Battinelli
Name: Salvatore Battinelli
Title:	Managing Director

By: /s/ Brendan McGlynn
Name: Brendan McGlynn
Title:	Manager

Amendment No. 3 to Credit Agreement
Temple-Inland Inc.
Signature Page

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: __________, _____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 28, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Temple-Island Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                                                 of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.         Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.         Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.         The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.         A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

Amendment No. 3 to Credit Agreement
Temple-Inland Inc.
Signature Page

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.         The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.         The financial covenant analyses and information set forth on Schedules 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _______________, _____.

TEMPLE-INLAND INC.

By:

Name:

Title:

Amendment No. 3 to Credit Agreement
Temple-Inland Inc.
Signature Page

For the Quarter/Year ended ___________________ (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I.	Section 7.08 – Interest Coverage Ratio.
A.	Consolidated EBITDDA for four of the five prior fiscal quarters of the Borrower ending on the above date[1] (“Subject Period”):

1.	Income From Continuing Operations Before Taxes for Subject Period: $
2.	Net Interest Expense to the extent included in the determination of Income From Continuing Operations Before Taxes for Subject Period: $
3.

Depreciation and the amortization of intangibles of any kind to the extent included in the determination of Income From Continuing Operations Before Taxes, plus all amounts treated as expenses for the depletion of Timber from the Timberlands owned by the Borrower or any of its consolidated Subsidiaries to the extent included in the determination of Income From Continuing Operations Before Taxes:                                                                     $

4.

Portion of Pension Plan expenses reducing Income From Continuing Operations Before Taxes during Subject Period but not required by ERISA or the Code to be funded in cash (whether or not actually funded in cash):                                                                                            $

5.	$70,000,000 for each quarter that the Borrower owned the businesses listed in Schedule 7.02 to the Agreement that is included in the calculation for such period beginning March 29, 2008: $

_________________________

1 For purposes of calculating the Interest Coverage Ratio, the Borrower may not apply the EBITDDA or Net Interest Expense for the fiscal quarter of the Borrower ending on December 29, 2007, but, provided that, for the fiscal quarters of the Borrower ending on March 29, 2008, June 28, 2008, September 27, 2008 and January 3, 2009 only, the Borrower may instead substitute the EBITDDA and Net Interest Expense for the fiscal quarter of the Borrower ending on September 29, 2007 in lieu of the EBITDDA and Net Interest Expense for the fiscal quarter of the Borrower ending on December 29, 2007.

Amendment No. 3 to Credit Agreement
Temple-Inland Inc.
Signature Page

6.	Consolidated EBITDDA (Lines I.A.1 + 2 + 3 + 4 - 5): $
B.	Net Interest Expense for Subject Period:	$
C.	Interest Coverage Ratio (Line I.A.6 ÷ Line I.B):	to 1
Minimum required:	3.00 to 1
II.	Section 7.09 – Leverage Ratio.
A.	Funded Indebtedness at Statement Date:	$
B.	Total Capitalization at Statement Date:	$
C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B):	to 1
Maximum permitted:	0.70 to 1

Form of Compliance Certificate